UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 3, 2012

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-3672	Ameren Illinois Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

Reference is made to Overview and Outlook under Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Form 10-Q for the quarterly period ended September 30, 2011, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiary, Ameren Illinois Company (“Ameren Illinois”), for a discussion of the Energy Infrastructure Modernization Act, which was enacted into law in Illinois in October 2011 and subsequently amended by House Bill 3036 in December 2011 (together, the “Act”) and of Ameren Illinois’ February 2011 request, as subsequently revised, to increase its annual revenues for electric and natural gas delivery services.

On January 3, 2012, Ameren Illinois elected to participate in the performance-based formula ratemaking process established pursuant to the Act by filing initial performance-based formula rates with the Illinois Commerce Commission (ICC). As a participating utility under the Act, Ameren Illinois’ rates will be set annually based on its prudently incurred actual costs as prescribed in the Act. The Act also prescribes that Ameren Illinois’ allowed return on equity will be equal to the average for the calendar year of the monthly average yields of 30-year United States treasury bonds plus 590 basis points for 2012 and 580 basis points for calendar years thereafter. The Act provides for return on equity penalties totaling 30 basis points in 2013 through 2015, 34 basis points in 2016 through 2018 and 38 basis points in 2019 through 2022 if the performance standards are not met. The ICC has 270 days to review the proposed performance-based formula rates.

As a participating utility under the Act, from 2012 through 2021, Ameren Illinois will be required to invest a total of an estimated $625 million in capital expenditures incremental to its average capital expenditures for calendar years 2008 through 2010 to modernize its distribution system.

Additionally, Ameren Illinois will be required to contribute $1 million annually for certain customer assistance programs, up to a total of $10 million through 2021, for as long as Ameren Illinois participates in the formula ratemaking process. Ameren Illinois will also be required to make a one-time $7.5 million non-recoverable donation to the Illinois Science and Energy Innovation Trust, as well as a $1 million annual donation to such trust for as long as it participates in the formula ratemaking process. The formula ratemaking process is effective until the end of 2017, but the Act contemplates that the formula ratemaking process could be extended through the end of 2022 if additional legislation is enacted.

As required under the Act, in connection with its election to participate in the formula ratemaking process, Ameren Illinois has filed a notice to withdraw its February 2011 electric delivery service rate case; however, Ameren Illinois’ pending natural gas delivery rate case will continue to move forward since the Act does not apply to natural gas utilities.

Forward-Looking Statements

Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed under Risk Factors in Ameren’s and Ameren Illinois’ Form 10-K for the year ended December 31, 2010 and elsewhere in this report and in our other filings with the SEC, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•

regulatory, judicial, or legislative actions, including changes in regulatory policies and ratemaking determinations; and future regulatory, judicial, or legislative actions that seek to change regulatory recovery mechanisms;

•	the effects of, or changes to, the Illinois power procurement process;

•	changes in laws and other governmental actions, including monetary, fiscal, and tax policies;

•

the effects of increased competition in the future due to, among other things, deregulation of certain aspects of our business at both the state and federal levels, and the implementation of deregulation, such as occurred when the electric rate freeze and power supply contracts expired in Illinois at the end of 2006;

•

the effects on demand for our services resulting from technological advances, including advances in energy efficiency and distributed generation sources, which generate electricity at the site of consumption;

•	increasing capital expenditure and operating expense requirements and our ability to recover these costs through our regulatory frameworks;

•	the effects of our and other members’ participation in, or potential withdrawal from, Midwest Independent Transmission System Operator, Inc. (“MISO”), and the effects of new members joining MISO;

•	business and economic conditions, including their impact on interest rates, bad debt expense, and demand for our products;

•	disruptions of the capital markets or other events that make Ameren Illinois’ access to necessary capital, including short-term credit and liquidity, impossible, more difficult, or more costly;

•	our assessment of our liquidity;

•	actions of credit rating agencies and the effects of such actions;

•	distribution asset construction, installation, performance, and cost recovery;

•	the effects of strategic initiatives, including mergers, acquisitions and divestitures;

•

the impact of current environmental regulations on utilities and power generating companies and the expectation that new or more stringent requirements, including those related to greenhouse gases, other emissions, and energy efficiency, will be enacted over time, which could reduce our customers’ demand for electricity or otherwise have a negative financial effect;

•	labor disputes, work force reductions, future wage and employee benefits costs, including changes in discount rates and returns on benefit plan assets;

•	the inability of our counterparties and affiliates to meet their obligations with respect to contracts, credit facilities, and financial instruments;

•	legal and administrative proceedings; and

•	acts of sabotage, war, terrorism, or intentionally disruptive acts.

Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, we undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

This combined Form 8-K is being filed separately by Ameren Corporation and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr. Senior Vice President and Chief Financial Officer

AMEREN ILLINOIS COMPANY (Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr. Senior Vice President and Chief Financial Officer

Date: January 3, 2012